UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


   Date of report (Date of earliest event reported):  April 14, 2004




                   _________________________________



                       LASALLE HOTEL PROPERTIES
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        (Exact name of registrant as specified in its charter)



                  __________________________________




   Maryland                     1-14045             36-4219376
----------------           -----------------     ------------------
(State or other            (Commission File      (IRS Employer
jurisdiction of                 Number)          Identification No.)
incorporation or
organization)




                         4800 Montgomery Lane
                               Suite M25
                       Bethesda, Maryland 20814
               ----------------------------------------
               (Address of principal executive offices)




  Registrant's telephone number, including area code:  (301) 941-1500




                            Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report)









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ITEM 9.  REGULATION FD DISCLOSURE

     LaSalle Hotel Properties (NYSE: LHO) will report financial results for the first quarter 2004 on Wednesday, April 21, 2004 after the market closes. The Company will conduct its quarterly conference call on Thursday, April 22, at 2:00 p.m. ET.

     LaSalle Hotel Properties' management will discuss the Company's first quarter results. To participate in the conference call, please follow the steps listed below:

     1. Reserve a line for the conference call with Susan Wojciechowski by Wednesday, April 21 at 301-941-1504;

     2. On Thursday, April 22 dial (888) 855-5428 approximately ten minutes before the call begins (1:50 p.m. ET);

     3. Tell the operator that you are calling for LaSalle Hotel Properties' First Quarter 2004 Earnings Conference Call;

     4. State your full name and company affiliation and you will be connected to the call.

     A live webcast of the Earnings Call will also be available through the Company's website.  To access, log on to www.lasallehotels.com at least
15 minutes prior to the call.   A replay of the conference call will be
archived and available online through the Investor Relations section of www.lasallehotels.com.

     LaSalle Hotel Properties is a leading multi-tenant, multi-operator real estate investment trust ("REIT"), which owns 18 upscale and luxury full-service hotels, totaling approximately 6,200 guest rooms in 13 markets in 11 states and the District of Columbia. LaSalle Hotel Properties focuses on investing in upscale and luxury full-service hotels located in urban, resort and convention markets. The Company seeks to grow through strategic relationships with premier internationally recognized hotel operating companies including Marriott International, Inc., Westin Hotels & Resorts, Sheraton Hotels & Resorts, Crestline Hotels & Resorts, Inc., Outrigger Lodging Services, Noble House Hotels & Resorts, Hyatt Hotels Corporation, Benchmark Hospitality, White Lodging Services Corporation, and the Kimpton Hotel & Restaurant Group, LLC.


To receive press releases by e-mail, please visit www.lasallehotels.com




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     NOTE:  The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by regulation FD.











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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  LASALLE HOTEL PROPERTIES


Dated:  April 14, 2004            BY:  /s/ HANS WEGER
                                       ------------------------------
                                       Hans Weger
                                       Executive Vice President,
                                       Treasurer and
                                       Chief Financial Officer






















































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